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EXHIBIT 10.3

                          PACIFIC ENERGY RESOURCES LTD.

                              AMENDED AND RESTATED

                             2006 SHARE OPTION PLAN

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Amended and Restated 2006 Share Option Plan of Pacific Energy Resources Ltd. as amended by the First Amendment ("Plan") shall have the same defined meanings in this Stock Option Agreement ("Option Agreement").

I.   NOTICE OF GRANT

     NAME:
                 ---------------------------------------
     ADDRESS:
                 ---------------------------------------

                 ---------------------------------------

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number
                                  ----------------------------------------------

     Date of Grant
                                  ----------------------------------------------

     Exercise Price per Share
                                  ----------------------------------------------

     Total Number of Shares
                                  ----------------------------------------------

     Total Exercise Price
                                  ----------------------------------------------

     Type of Option:              ____  Incentive Stock Option

                                  ____  Nonqualified Stock Option

     Term/Expiration Date:
                                  ----------------------------------------------

     Vesting Schedule:
     -----------------

     Subject to the terms and conditions of the Plan, this Option shall vest and become exercisable according to the following schedule:

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     Termination Period:
     -------------------

Any unexercised portion of this Option shall automatically and without notice terminate and become null and void, after the earliest to occur of the following:

          (a) six (6) months following the death or disability of the Optionee;

          (b) thirty (30) days following the date on which the Optionee ceases to be an Eligible Person for any reason other than death, disability, or termination for Cause; or

          (c) immediately upon the termination of an Optionee as an Eligible Person for Cause.

     In no event, however, shall the periods described above extend beyond the Term/Expiration Date provided above or beyond the expiration of five (5) years from the Date of Grant.

II.  AGREEMENT

     1. Grant of Option. The Committee (or the Disinterested Committee, if applicable) hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (this "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference, and this Option Agreement. Subject to Section 8 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option ("NSO").

     2. Exercise of Option.

          (a) Right to Exercise. This Option shall vest and become exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised ("Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised when (i) the Company has received a fully executed Exercise Notice, (ii) full payment of the aggregate Exercise Price for the Exercised Shares has been made, and (iii) arrangements that are satisfactory to the Committee (or the Disinterested Committee, if applicable) in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee (or the Disinterested Committee, if applicable) determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income tax withholding requirements.

          No Shares shall be issued pursuant to the exercise of an Option unless the issuance and the exercise complies with ALL APPLICABLE LAWS, RULES AND


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REGULATIONS as determined by the Committee (or the Disinterested Committee, if
applicable) in its sole discretion. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to the Shares.

     3. Optionee's Representations. If the issuance of the Shares is not registered under the Securities Act of 1933 ("Securities Act") at the time this Option is exercised, then the Optionee shall, if requested by the Company, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash;

          (b) certified or cashier's check payable to the order of the Company;

          (c) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option will be exercised; or

          (d) any other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws and authorized by the Committee (or the Disinterested Committee, if applicable).

     5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of the Shares upon exercise or the method of payment of consideration for the Shares would constitute a violation of any applicable law.

     6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee or his guardian or legal representative. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     8. Tax Obligations.

          (a) Withholding Taxes. The Optionee agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

          (b) Notice of Disqualifying Disposition of ISO Shares. If this Option is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company in writing of the disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.


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     9. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

     10. Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its security holders under this Stock Option Agreement. All other questions and obligations under this Option Agreement shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In any action, dispute, litigation or other proceeding concerning this Option Agreement (including arbitration), exclusive jurisdiction shall be with the courts of California, with the County of Los Angeles being the sole venue for the bringing of the action or proceeding.

     11. No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE PERSON AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

     The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (or the Disinterested Committee, if applicable) upon any questions arising under the Plan or this Option. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

     IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has hereunto set his or her hand, on the respective dates set forth below, to memorialize the grant of the Option that occurred as of the Date of Grant set forth in the above Notice of Grant.


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OPTIONEE                                  PACIFIC ENERGY RESOURCES LTD.

                                          By:
-------------------------------------        -----------------------------------
Signature

                                          Title:
-------------------------------------           --------------------------------
Print Name

                                          Date:
-------------------------------------          ---------------------------------


-------------------------------------
Residence Address


-------------------------------------
Social Security Number/Taxpayer ID


Date:
      -------------------------------


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